SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        March 8, 2005
                                                -----------------------------


Commission          Registrant, State of Incorporation,      I.R.S. Employer
File Number         Address and Telephone Number           Identification No.
-----------         -----------------------------------   ------------------
1-3164              Alabama Power Company                     63-0004250
                    (An Alabama Corporation)

                    600 North 18th Street
                    Birmingham, Alabama 35291
                    (205) 257-1000

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

2

Item 8.01.      Other Events.

                On March 8, 2005, Alabama Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $250,000,000 aggregate principal amount of its Series DD 5.65% Senior Notes due March 15, 2035 (the "Series DD Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-110950, 333-110950-01, 333-110950-02 and
333-110950-03) of the Company.


Item 9.01. Financial Statements and Exhibits.

           (c) Exhibits.

             1.1 Underwriting Agreement, dated March 8, 2005 relating to the Series DD Senior Notes among the Company and
                     J.P. Morgan Securities Inc., Lehman Brothers Inc., BNY Capital Markets, Inc., Merchant Capital, L.L.C.,
                     Morgan Keegan & Company, Inc. and Scotia Capital (USA) Inc. as the underwriters named in Schedule I to the Underwriting Agreement.

             4.2 Thirtieth Supplemental Indenture to Senior Note Indenture dated as of March 16, 2005, providing for the issuance of the Series DD Senior Notes.

             4.7 Form of Series DD Senior Note (included in Exhibit 4.2 above).

             5.1 Opinion of Balch & Bingham LLP relating to the Series DD Senior Notes.

            12.1     Computation of ratio of earnings to fixed charges.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March 16, 2005                    ALABAMA POWER COMPANY


                                            By /s/Wayne Boston
                                                Wayne Boston
                                              Assistant Secretary